Assets Classified as Held for Sale	12 Months Ended
Dec. 31, 2022
Assets Classified as Held for Sale
Assets Classified as Held for Sale

Note 4. Assets Classified as Held for Sale

Year 2022:

During December 2022, the Group entered into an agreement of purchase and sale with a third party whereby the Group agreed to sell its petroleum and natural gas rights and related tangibles, which include hydrocarbon development and production assets and associated decommissioning obligations, for a base price of $25,000 plus or minus certain pre-agreed adjustments. The sale was completed in March 2023. As the carrying amounts of these hydrocarbon development and production assets will be recovered through a sale transaction, these assets and related liabilities were classified as assets held for sale as of December 31, 2022.

As of December 31, 2022, the Group measured the assets held for sale at their fair values less costs to sell (which were lower than their value in use in continuing use), which were lower than their carrying amounts as follows:

Asset held for sale:
Property, plant and equipment	$1,358
Interests in resource properties	33,385
$34,743

Liabilities relating to assets held for sale:
Decommissioning obligations	$16,633
Deferred income tax liabilities	3,725
$20,358

Note 4. Assets Classified as Held for Sale (continued)

As of December 31, 2022, the Group recognised an impairment loss for an initial write-down of the assets held for sale to fair values less costs to sell as follows:

Property, plant and equipment*	$19,137
Interests in resource properties*	47,048
66,185
Decommissioning obligations	(16,633)
Assets held for sale, net	49,552
Sale proceeds, adjusted	18,109
Impairment loss on assets held for sale	$(31,443)

* Carrying amount before impairment.

The disposal group has been presented in the Industrial Segment.

Year 2021 and 2020:None